UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 26, 2019

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
__________________________________

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Floating Rate AT&T Inc.	T 19B	New York Stock Exchange
Global Notes due June 4, 2019

Floating Rate AT&T Inc.	T 20C	New York Stock Exchange
Global Notes due August 3, 2020

1.875% AT&T Inc.	T 20	New York Stock Exchange
Global Notes due December 4, 2020

2.65% AT&T Inc.	T 21B	New York Stock Exchange
Global Notes due December 17, 2021

1.45% AT&T Inc.	T 22B	New York Stock Exchange
Global Notes due June 1, 2022

2.50% AT&T Inc.	T 23	New York Stock Exchange
Global Notes due March 15, 2023

Floating Rate AT&T Inc.	T23 D	New York Stock Exchange
Global Notes due September 5, 2023

1.05% AT&T Inc.	T 23E	New York Stock Exchange
Global Notes due September 5, 2023

1.30% AT&T Inc.	T 23A	New York Stock Exchange
Global Notes due September 5, 2023

2.75% AT&T Inc.	T 23C	New York Stock Exchange
Global Notes due May 19, 2023

2.40% AT&T Inc.	T 24A	New York Stock Exchange
Global Notes due March 15, 2024

3.50% AT&T Inc.	T 25	New York Stock Exchange
Global Notes due December 17, 2025

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

1.80% AT&T Inc.	T 26D	New York Stock Exchange
Global Notes due September 5, 2026

2.90% AT&T Inc.	T 26A	New York Stock Exchange
Global Notes due December 4, 2026

2.35% AT&T Inc.	T 29D	New York Stock Exchange
Global Notes due September 5, 2029

4.375% AT&T Inc.	T 29B	New York Stock Exchange
Global Notes due September 14, 2029

2.60% AT&T Inc.	T 29A	New York Stock Exchange
Global Notes due December 17, 2029

3.55% AT&T Inc.	T 32	New York Stock Exchange
Global Notes due December 17, 2032

5.20% AT&T Inc.	T 33	New York Stock Exchange
Global Notes due November 18, 2033

3.375% AT&T Inc.	T 34	New York Stock Exchange
Global Notes due March 15, 2034

2.45% AT&T Inc.	T 35	New York Stock Exchange
Global Notes due March 15, 2035

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

3.15% AT&T Inc.	T 36A	New York Stock Exchange
Global Notes due September 4, 2036

7.00% AT&T Inc.	T 40	New York Stock Exchange
Global Notes due April 30, 2040

4.25% AT&T Inc.	T 43	New York Stock Exchange
Global Notes due June 1, 2043

4.875% AT&T Inc.	T 44	New York Stock Exchange
Global Notes due June 1, 2044

5.35% AT&T Inc.	TBB	New York Stock Exchange
Global Notes due November 1, 2066

5.625% AT&T Inc.	TBC	New York Stock Exchange
Global Notes due August 1, 2067

Item 5.07   Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

      The 2019 Annual Meeting of the stockholders of AT&T Inc. was held on April 26, 2019, in Dallas, Texas. Stockholders representing 6,057,416,471 shares, or 83.00%, of the 7,298,497,469 common shares outstanding as of the February 27, 2019, record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.

      Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal.

Election of Directors
The following Directors were elected by the affirmative vote of a majority of the votes cast:
Nominees for Director	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Randall L. Stephenson	3,832,932,130	95.14	195,692,006	4.86	36,978,027	1,991,801,905

Samuel A. Di Piazza, Jr.	3,935,937,970	97.49	101,184,973	2.51	28,488,913	1,991,801,905

Richard W. Fisher	3,974,474,815	98.45	62,711,537	1.55	28,421,812	1,991,801,905

Scott T. Ford	3,947,714,893	97.79	89,149,859	2.21	28,745,796	1,991,802,505

Glenn H. Hutchins	3,985,632,825	98.73	51,136,724	1.27	28,843,335	1,991,801,905

William E. Kennard	3,953,985,712	97.95	82,856,695	2.05	28,769,328	1,991,801,905

Michael B. McCallister	3,955,893,580	98.00	80,670,196	2.00	29,048,971	1,991,802,505

Beth E. Mooney	3,986,560,838	98.70	52,332,314	1.30	26,707,896	1,991,801,905

Matthew K. Rose	3,882,044,976	96.74	130,910,329	3.26	52,654,034	1,991,802,505

Cynthia B. Taylor	3,975,685,115	98.43	63,291,019	1.57	26,632,859	1,991,801,905

Laura D’Andrea Tyson	3,880,313,946	96.08	158,439,376	3.92	26,839,823	1,991,801,905

Geoffrey Y. Yang	3,945,848,518	97.75	91,005,977	2.25	28,756,599	1,991,802,505

Proposals Submitted by Board of Directors
The ratification of the appointment of Independent Auditors received the affirmative vote of a majority of the votes cast and was passed.  The advisory approval of executive compensation also received the affirmative vote of a majority of the votes cast in a non-binding vote.

Proposal	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Ratification of appointment of Independent Auditors	5,854,717,206	97.30	162,394,171	2.70	40,291,730	0
Advisory approval of executive compensation	3,637,814,948	90.95	362,019,034	9.05	65,772,026	1,991,802,505

Proposal Submitted by a Stockholder
The following proposal failed to receive the affirmative vote of the majority of votes cast and was defeated.
Proposal	Votes Cast For		Votes Cast Against			Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Independent Chair	1,624,850,396	40.54	2,383,196,256	59.46	57,494,999	1,991,810,075

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: May 2, 2019	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer